EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2012 (the "Report") by Sequential Brands Group, Inc. ("Registrant"), the undersigned hereby certifies that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: November 14, 2012	/s/ Colin Dyne
Colin Dyne
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SEQUENTIAL BRANDS GROUP, Inc.  and will be retained by SEQUENTIAL BRANDS GROUP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.